Dreyfus
Growth and
Income Fund, Inc.
Semi-Annual
Report

April 30, 1998

Dreyfus Growth and Income Fund, Inc.
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report for the Dreyfus Growth and Income Fund, Inc. for the six-month period ended April 30, 1998. Over this period, your Fund produced a total return of 18.26%,* while the Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 22.50%.** During the past six months, large-capitalization growth stocks have continued to dominate the S&P 500. For example, an analysis of the S&P 500 based on size (market capitalization) and valuation (price-earnings ratio) indicates that on average only a select portion of the S&P 500
actually  outperformed  the index. Ranked   by   capitalization,   only  the
top  10%,   companies   with   market capitalizations greater than $45
billion,  produced above-average results. Based on  price-earnings   ratios,
 only  the  highest  P/E  ratio  (top  20%)  stocks outperformed.   In
contrast,   the   Fund   was   invested   in   medium   and large-
capitalization stocks with low price-earnings ratios.

   While the Fund lagged the S&P 500, it was ahead of the average total return for the Lipper Growth & Income Fund category, which was 17.39% for the six-month period ended April 30, 1998.

   As you may recall from my last letter, my management of the Fund began in July 1997. I spent the latter half of calendar 1997 restructuring the Fund to conform to my investment philosophy. Going forward, the Fund will
be primarily focused  on   investments   in  mid-to-large-capitalization
companies with above-average earnings growth prospects whose common stock is selling at below-average price-earnings ratios.
Economic Review

   Although  real  Gross  Domestic   Product  (GDP)  sustained  a  growth
trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy and a still-tightening labor market have kept the Federal Reserve Board (the "Fed") in neutral, although a bias favoring higher interest rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

   While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes.

   Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. However, accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of profit margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

   The above pressures have kept Fed policy unchanged until now. However, policymakers seem more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

Market Overview

   In the stock markets, large-capitalization growth stocks have continued to lead the markets higher. As a result, our mid-to-large-capitalization value process has not kept pace with the broad market averages like the S&P
500. As we write, we believe this situation is reversing and "value" stocks are starting to outperform their growth counterparts. The one constant feature appears to be capitalization. Large-capitalization value stocks are now leading the parade. While we may witness a seesaw battle between these two basic investment styles and capitalization this year, we remain convinced that our value process is appropriate over the longer term. We continue to actively seek investments in companies whose earnings growth potential is greater than and projected P/E ratio is less than the S&P 500.

Portfolio Focus

   Equity investment results during the first six months were positively impacted by two primary factors - financials and manufacturing companies. The greatest impact came once again from the financial holdings with Fannie Mae, Freddie Mac, Fleet Financial Group, BankBoston and First Union producing outstanding results. In manufacturing,  Xerox, Tyco  International,  Armstrong
World  Industries,   Masco  and  AlliedSignal  were  strong   performers.
Tyco International has been sold from the portfolio, as its P/E ratio became too high to justify retention based on our low P/E approach.

   On the other side of the ledger, issue selection and a mid-cap bias hurt results. Although technology stocks (such as Adaptec and 3Com) were the hardest hit, an assortment of stocks from varied industries (RJR Nabisco Holdings, Georgia-Pacific, PacifiCare Health Systems, Cl. B and Pennzoil) also registered negative results.

   In the current equity environment (favoring large-capitalization growth stocks) issue selection should be the key factor determining investment success. We continue to find stocks that we believe have good long-term earnings growth potential that are attractively priced relative to the broad market average. An example of a recently purchased stock that met our investment criteria is Tenet Healthcare. Tenet is the second-largest investor-owned health care services company in the U.S., owning or operating 131 acute-care hospitals and related health care facilities in 22 states. Recently purchased at a 20% P/E discount to the S&P 500, based on 1999 projected earnings, the company is expected to grow its earnings at a 17% rate over each of the next two years and, longer term, more than double the market's projected growth. Of course, as with any investment, there are no guarantees and we will have to see what develops.

   We are grateful for the opportunity to invest your capital and will be working diligently on your behalf to achieve satisfying long-term investment results.
                                                     Sincerely,

                                                     /s/ Douglas Ramos

                                                     Douglas Ramos
                                                     Portfolio Manager
May 18, 1998 New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Growth and Income Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments                            April 30, 1998 (Unaudited)

Common Stocks--99.0%                                                                         Shares            Value
                                                                                           --------------   ---------------
        Consumer Durables--1.7%  Leggett & Platt...............................             690,700         $    35,873,231
                                                                                                            ---------------

    Consumer Non-Durables--6.1%  Kimberly-Clark................................             739,000              37,504,250
                                 Philip Morris Cos.............................             859,000              32,051,438
                                 RJR Nabisco Holdings..........................             965,700              26,858,531
                                 Warnaco Group, Cl. A..........................             700,000              29,575,000
                                                                                                            ---------------
                                                                                                                125,989,219
                                                                                                            ---------------

   Electronic Technology--11.8%  Adaptec.......................................             449,500 (a)          10,647,531
                                 Gateway 2000..................................             141,400 (a)           8,298,412
                                 Lexmark International Group, Cl. A............             848,600 (a)          49,112,725
                                 Lockheed Martin...............................             334,000              37,199,250
                                 Micron Technology.............................             250,000 (a)           7,765,625
                                 Sunstrand.....................................             702,000              48,481,875
                                 Texas Instruments.............................             414,000              26,521,875
                                 Thiokol.......................................             160,000               8,620,000
                                 United Technologies...........................             479,000              47,151,563
                                                                                                            ---------------
                                                                                                                243,798,856
                                                                                                            ---------------

          Energy Minerals--8.9%  British Petroleum, A.D.S......................             450,000              42,525,000
                                 ENI S.p.A., A.D.S.............................             150,000               9,918,750
                                 Houston Industries............................             310,000               9,009,375
                                 Mobil.........................................             500,000              39,500,000
                                 Occidental Pertroleum.........................             200,000               5,887,500
                                 Texaco........................................             615,000              37,822,500
                                 Tosco.........................................           1,080,000              38,475,000
                                                                                                            ---------------
                                                                                                                183,138,125
                                                                                                            ---------------

                 Finance--19.0%  BankBoston....................................             375,000              40,476,562
                                 CBL & Associates Property.....................             193,100               4,743,019
                                 Chase Manhattan...............................             306,000              42,400,125
                                 Chubb.........................................             438,000              34,574,625
                                 Fannie Mae....................................             727,000              43,529,125
                                 First Union...................................             679,500              41,024,813
                                 Fleet Financial Group.........................             515,000              44,483,125
                                 Freddie Mac...................................             780,000              36,123,750
                                 General Re....................................              50,000              11,178,125
                                 St. Paul Cos..................................             166,400              14,102,400
                                 Travelers Group...............................             669,000              40,934,437
                                 Washington Mutual.............................             535,000              37,483,438
                                                                                                            ---------------
                                                                                                                391,053,544
                                                                                                            ---------------

         Health Services--5.1%   Aetna.........................................             438,000              35,395,875
                                 Beverly Enterprises...........................           2,683,000 (a)          42,257,250
                                 PhyCor........................................           1,200,000 (a)          27,300,000
                                                                                                            ---------------
                                                                                                                104,953,125
                                                                                                            ---------------

Dreyfus Growth and Income Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments                            April 30, 1998 (Unaudited)

Common Stocks (continued)                                                                      Shares            Value
                                                                                           --------------   ---------------
        Health Technology--3.6%  Biogen........................................               826,000 (a)   $    36,653,750
                                 Genzyme-General Division......................             1,207,500            37,357,031
                                                                                                            ---------------
                                                                                                                 74,010,781
                                                                                                            ---------------

       Process Industries--7.0%  Archer-Daniels-Midland........................             1,563,000            33,604,500
                                 duPont (EI) deNemours.........................               388,000            28,251,250
                                 Great Lakes Chemical..........................               764,000            38,391,000
                                 Praxair.......................................               855,300            43,032,281
                                                                                                            ---------------
                                                                                                                143,279,031
                                                                                                            ---------------

  Producer Manufacturing--11.1%  AlliedSignal..................................               904,000            39,606,500
                                 Armstrong World Industries....................               525,000            45,018,750
                                 Deere & Co....................................               350,000            20,453,125
                                 General Signal................................               945,000            41,580,000
                                 Industrial Flexible Material..................               725,000 (a,c)              --
                                 Masco.........................................               645,800            37,456,400
                                 Xerox.........................................               385,300            43,731,550
                                                                                                            ---------------
                                                                                                                227,846,325
                                                                                                            ---------------

             Retail Trade--1.9%  American Stores...............................             1,378,000 (a)        33,072,000
                                 OfficeMax.....................................               300,000 (a)         5,643,750
                                                                                                             --------------
                                                                                                                 38,715,750
                                                                                                            ---------------

      Technology Services--2.3%  First Data....................................             1,378,993            46,713,388
                                                                                                            ---------------

           Transportation--5.9%  AMR...........................................               210,800 (a)        32,120,650
                                 CNF Transportation............................               704,500 (a)        27,211,313
                                 Canadian Pacific..............................               923,000            27,170,812
                                 Wisconsin Central Transportation..............             1,424,000            34,888,000
                                                                                                            ---------------
                                                                                                                121,390,775
                                                                                                            ---------------

               Utilities--14.6%  AT&T..........................................               562,000            33,755,125
                                 Bell Atlantic.................................               410,000            38,360,625
                                 Coastal.......................................               578,000            41,290,875
                                 Duke Energy...................................               450,000 (a)        26,043,750
                                 GTE...........................................               637,000            37,224,688
                                 SBC Communications............................               955,600            39,597,675
                                 Telefonos de Mexico, Cl. L, A.D.S.............               652,000            36,919,500
                                 Texas Utilities...............................               628,300            25,132,000
                                 UGI...........................................               800,000 (a)        22,200,000
                                                                                                            ---------------
                                                                                                                300,524,238
                                                                                                            ---------------
                                 TOTAL COMMON STOCKS
                                    (cost $1,748,614,954)......................                              $2,037,286,388
                                                                                                            ===============

Dreyfus Growth and Income Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments                            April 30, 1998 (Unaudited)

Convertible Preferred Stocks--2%                                                    Shares                       Value
                                                                                 -------------             ---------------
                      Finance;   Sanwa International Finance, Cum., 1.25% (Units)
                                    (cost $4,503,224)..........................       185 (b)              $     4,049,267
                                                                                                           ===============

                                                                                    Principal
Short-Term Investments--2.4%                                                          Amount

                                                                                 ---------------
          U.S. Treasury Bills:   4.92%, 7/23/1998..............................  $    35,641,000           $    35,243,246
                                 4.89%, 7/30/1998..............................       13,263,000                13,102,120
                                                                                                           ===============
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $48,337,333).........................                            $    48,345,366
                                                                                                           ===============

TOTAL INVESTMENTS ($1,801,455,511).............................................            101.6%          $ 2,089,681,021
                                                                                           ======          ===============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................             (1.6%)         $   (32,826,012)
                                                                                           ======          ===============
NET ASSETS.....................................................................            100.0%          $ 2,056,855,009
                                                                                           ======          ===============


Notes to Statement of Investments:
--------------------------
[FN]

(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, this security amounted to $4,049,267 or approximately .2% of net assets.
(c) Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of zero represent approximately .0% of net assets:

                                                Acquisition     Purchase     Percentage of
Issuer                                             Date           Price       Net Assets          Valuation(*)
-----                                           ----------      --------     ------------          ----------
Industrial Flexible Material..............       3/31/1993          $5.00         0.00%              zero



----------------------

(*) The valuation of this security has been determined in good faith under the direction of the Board of Directors.


                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                                Cost              Value
                                                                                           --------------    --------------
ASSETS:                       Investments in securities--See Statement of Investments      $1,801,455,511    $2,089,681,021
                              Cash.............................................                                   9,151,637
                              Receivable for shares of Common Stock subscribed.                                   4,011,389
                              Receivable for investment securities sold........                                   3,865,782
                              Dividends receivable.............................                                   1,961,616
                              Net unrealized appreciation on forward currency
                                exchange contracts--Note 4(a)...................                                    175,069
                              Prepaid expenses.................................                                     159,755
                                                                                                            ---------------
                                                                                                              2,109,006,269
                                                                                                            ---------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   1,532,422
                              Payable for shares of Common Stock redeemed......                                  31,693,382
                              Payable for investment securities purchased......                                  18,566,700
                              Accrued expenses.................................                                     358,756
                                                                                                            ---------------
                                                                                                                 52,151,260
                                                                                                            ---------------

NET ASSETS.....................................................................                              $2,056,855,009
                                                                                                            ===============
REPRESENTED BY:               Paid-in capital..................................                              $1,596,204,678
                              Accumulated undistributed investment income--net..                                  7,969,660
                              Accumulated net realized gain (loss) on investments
                                and foreign currency transactions..............                                 164,281,354
                              Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                               288,399,317
                                                                                                            ---------------
NET ASSETS.....................................................................                              $2,056,855,009
                                                                                                            ===============

SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)................                                 103,927,758

NET ASSET VALUE, offering and redemption price per share.......................                                      $19.79
                                                                                                                    =======

                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations             Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME:                       Cash dividends (net of $47,498 foreign taxes
                                withheld at source)......................               $  22,737,912
                              Interest                                                      5,246,027
                                                                                       --------------

                                   Total Income........................                                      $  27,983,939

EXPENSES:                     Management fee--Note 3(a)...................                  7,362,670
                              Shareholder servicing costs--Note 3(b)......                  3,333,481
                              Custodian fees--Note 3(b)...................                     76,136
                              Prospectus and shareholders' reports.......                      72,637
                              Directors' fees and expenses--Note 3(c).....                     40,910
                              Professional fees..........................                      18,642
                              Registration fees..........................                       6,043
                              Miscellaneous..............................                      10,145
                                                                                       --------------

                                   Total Expenses........................                                       10,920,664
                                                                                                             -------------

INVESTMENT INCOME--NET....................................................                                      17,063,275
                                                                                                             -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions (including foreign currency
                                   transactions).........................                $142,834,906
                                Short sale transactions..................                     158,840
                              Net realized gain (loss) on financial futures                11,744,696
                                                                                       --------------

                                   Net Realized Gain (Loss)..............                                      154,738,442

                              Net unrealized appreciation (depreciation)
                                on investments and foreign currency
                                transactions (including $6,765,580 net
                                unrealized appreciation on financial futures)                                  163,371,873
                                                                                                             -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                     318,110,315
                                                                                                             -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $335,173,590
                                                                                                             =============

                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                        Six Months Ended
                                                                                          April 30, 1998      Year Ended
                                                                                           (Unaudited)    October 31, 1997
                                                                                        ---------------  ------------------
OPERATIONS:
   Investment income--net..................................................             $     17,063,275  $     33,665,240
   Net realized gain (loss) on investments................................                   154,738,442       302,097,740
   Net unrealized appreciation (depreciation) on investments..............                   163,371,873       (82,003,170)
                                                                                         ---------------   ---------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                   335,173,590       253,759,810
                                                                                         ---------------   ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................                  (10,524,338)      (36,481,865)
   Net realized gain on investments.......................................                  (295,927,118)     (255,311,969)
                                                                                         ---------------   ---------------
      Total Dividends.....................................................                  (306,451,456)     (291,793,834)
                                                                                         ---------------   ---------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................                   466,842,033     3,234,126,408
   Dividends reinvested...................................................                   292,119,081       278,761,496
   Cost of shares redeemed................................................                  (643,236,721)   (3,630,898,456)
                                                                                         ---------------   ---------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                   115,724,393      (118,010,552)
                                                                                         ---------------   ---------------
         Total Increase (Decrease) in Net Assets..........................                   144,446,527      (156,044,576)

NET ASSETS:
   Beginning of Period....................................................                 1,912,408,482     2,068,453,058
                                                                                         ---------------   ---------------
   End of Period..........................................................               $ 2,056,855,009   $ 1,912,408,482
                                                                                         ===============   ===============
Undistributed investment income--net.......................................              $    7,969,660    $     1,430,723
                                                                                         ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:                                                                     Shares              Shares
                                                                                          ---------------    --------------
-
   Shares sold............................................................                   24,817,432        164,975,986
   Shares issued for dividends reinvested.................................                   16,802,668         15,539,230
   Shares redeemed........................................................                  (34,186,686)      (184,787,972)
                                                                                        ---------------     --------------
         Net Increase (Decrease) in Shares Outstanding....................                    7,433,414         (4,272,756)
                                                                                        ===============    ===============

                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                              Six Months Ended
                                               April 30, 1998                 Year Ended October 31,
                                                               -------------------------------------------------------
PER SHARE DATA:                                  (Unaudited)     1997       1996        1995        1994       1993
                                                 ----------    -------     -------    -------     -------     -------
   Net asset value, beginning of period..         $19.82       $20.53      $17.96     $16.49      $16.86      $13.89
                                                  -------      -------     -------    -------     -------     -------
   Investment Operations:
   Investment income--net...............             .17          .34         .35        .44         .34         .38
   Net realized and unrealized gain (loss)
      on investments.....................           3.00         1.97        3.05       1.67        (.34)       2.95
                                                 -------       -------     -------    -------     -------     -------
   Total from Investment Operations......           3.17         2.31        3.40       2.11         --           3.33
                                                 -------       -------     -------    -------     -------     -------
   Distributions:
   Dividends from investment income--net..          (.11)        (.37)       (.32)      (.47)       (.33)       (.36)
   Dividends from net realized gain
      on investments....................           (3.09)       (2.65)       (.51)      (.17)       (.04)        --
                                                 -------       -------     -------    -------     -------     -------
   Total Distributions...................          (3.20)       (3.02)       (.83)      (.64)       (.37)       (.36)
                                                  -------      -------     -------    -------     -------     -------
   Net asset value, end of period........         $19.79       $19.82      $20.53     $17.96      $16.49      $16.86
                                                 =======      =======     =======    =======     =======     =======
TOTAL INVESTMENT RETURN..................          18.26%(1)    12.97%      19.41%     13.17%        .05%      24.24%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average
      net assets.........................            .55%(1)     1.01%       1.02%      1.05%       1.14%       1.24%
   Ratio of dividends on securities sold
      short to average net assets........             --          .01%        .01%       .01%         --          --
   Ratio of net investment income to average
      net assets.........................            .86%(1)     1.67%       1.78%      2.55%       2.18%       2.92%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.           --          --          --         --          --           .04%
   Portfolio Turnover Rate...............          50.35%(1)   129.48%     131.30%    132.46%      97.47%      85.26%
   Average commission rate paid (2)......         $.0567       $.0631      $.1073         --          --          --
   Net Assets, end of period                  $2,056,855   $1,912,408  $2,068,453  $1,763,371 $1,717,733  $1,165,503

---------------------
(1) Not annualized.
(2) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of Investment securities.

                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation
("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier
Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of anagement estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared

Dreyfus Growth and Income Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 1998, the Fund was charged $2,454,223 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
the Manager,   under  a  transfer  agency  agreement  for  providing
personnel   and facilities to perform  transfer agency services for the Fund.
During the period ended April 30, 1998, the Fund was charged $579,704 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $76,136 pursuant to the custody agreement.

   (c) Each Director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Growth and Income Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:
   (a) The following  summarizes the aggregate  amount of purchases and sales
of investment   securities  and  securities   sold  short,   excluding
short-term securities, financial futures and forward currency exchange contracts during the period ended April 30, 1998:

                                                                                Purchases             Sales
                                                                             --------------      --------------
   Long transactions....................................................      $958,108,352         $933,387,723
   Short sale transactions..............................................         1,285,349              --
                                                                             --------------      --------------
         Total..........................................................      $959,393,701         $933,387,723
                                                                             ==============      ==============

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value.
The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At April 30, 1998, there were no securities sold short outstanding.

   The following summarizes open forward currency exchange contracts at April 30, 1998:

                                            Foreign
                                           Currency                                                Unrealized
   Forward Currency Exchange Contracts      Amounts             Proceeds            Value         Appreciation
   ---------------------------------       --------             --------           ------         ------------
   Sales:
   -----
     Japanese Yen, expiring 5/18/98       183,150,000          $1,439,236        $1,382,551         $  56,685
     Japanese Yen, expiring 5/18/98       382,500,000           3,005,776         2,887,392           118,384
                                                                                                   ----------
       Total                                                                                        $ 175,069
                                                                                                   ==========

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales
of  forward  currency    exchange contracts,  the Fund would incur a loss if
the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

Dreyfus Growth and Income Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1998, there were no financial futures contracts outstanding.

   (b) At April 30, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $288,400,579, consisting of $329,903,600 gross unrealized appreciation and $41,503,021 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Growth and Income Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon BankCenter
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



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